Prime Acquisition Corp.
No. 322, Zhongshan East Road
Shijiazhuang
Hebei Province, 050011
People’s Republic of China

                                    _________, 2011

Kaiyuan Real Estate Development
No. 322, Zhongshan East Road
Shijiazhuang
Hebei Province, 050011
People’s Republic of China

Gentlemen:

This letter will confirm our agreement that commencing on the effective date (the “Effective Date”) of the registration statement (the “Registration Statement”) relating to the initial public offering of the securities of Prime Acquisition Corp. (the “Company”) and continuing until the consummation by the Company of a business combination or the distribution of the trust account to the Company’s then public shareholders (as described in the Registration Statement), Kaiyuan Real Estate Development (the “Firm”) shall make available to the Company certain general and administrative services, including the use of office space, utilities and secretarial support, as may be required by the Company from time to time, at No. 322, Zhongshan East Road; Shijiazhuang; Hebei Province, 050011; People’s Republic of China (or any successor location). In exchange therefor, the Company shall pay the Firm at the rate of U.S.$7,500 per month.

[Signature page follows]

Very truly yours,

PRIME ACQUISITION CORP.

By:
Name:
Title:

Agreed to and Accepted by:

KAIYUAN REAL ESTATE DEVELOPMENT

By:
Name:
Title:

Services Agreement